March 5, 2012

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Emerging Markets Equity Fund

Supplement to Prospectus, Summary Prospectus and Statement of Additional Information dated January 27, 2012

All classes of the Emerging Markets Equity Fund (the “Fund”) were closed to new accounts effective as of the close of business on February 28, 2011 (the “Closing Date”), except that the Fund continued to accept investments from certain institutional investors and systematic contributions from defined contribution and similar plans. Effective as of the close of business on March 19, 2012 existing shareholders will no longer be permitted to make additional investments in any account that holds shares of the Fund, except for certain institutional investors and certain defined benefit plans identified by the Advisor. Touchstone Funds reserves the right to reopen the Fund to new investors at a future date, to make additional exceptions, to limit the above exceptions or otherwise to modify the foregoing closure policy for any reason.  You may obtain additional information by calling Touchstone at 1.800.543.0407.

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303 Broadway • Suite 1100 • Cincinnati, OH  45202-4203

Ph: 800.543.0407 • www.TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group®

Please retain this Supplement for future reference.

TSF-56-TFGT-TEMAX-S2-1201